UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  July 25, 2006
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                        0-15782                48-0905805
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).




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Item 2.02: Results of Operations and Financial Condition

     The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

     On July 25, 2006, CEC Entertainment, Inc. issued a press release announcing financial results for the fiscal second quarter ended July 2, 2006 and a review by its Audit Committee of stock option granting procedures. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01: Financial Statments and Exhibits

     (c) Exhibits

     99 Press Release of CEC Entertainment, Inc. dated July 25, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CEC ENTERTAINMENT, INC.


Date:  July 25, 2006       By: /s/ Christopher D. Morris
                               ----------------------------------------------
                               Christopher D. Morris
                               Executive Vice President, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99       Press Release of CEC Entertainment, Inc. dated July 25, 2006.